PRUDENTIAL INVESTMENT PORTFOLIOS 9

655 Broad Street, 17th Floor

Newark, New Jersey 07102

July 1, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios 9.

Registration numbers: 333-66895 and 811-09101.

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated June 10, 2016 (SEC accession number 0000067590-16-002142), to the Prospectus, dated February 25, 2016 for the Prudential Select Real Estate Fund (the “Fund”). The purpose of the filing is to submit the 497 filing dated July 1, 2016 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at 973-367-8982.

Sincerely,

/s/ Diana Huffman
Diana Huffman Vice President and Corporate Counsel